                              NATIONS FUNDS TRUST
                             NATIONS CASH RESERVES
                                 MARSICO SHARES
                                 (THE "FUNDS")

                         SUPPLEMENT DATED JUNE 30, 2005
               TO THE PROSPECTUS DATED AUGUST 1, 2004, AS AMENDED

     The prospectus for the share class of the Fund is hereby supplemented to reflect the following:

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

     The supplemental hypothetical investment information on the following pages provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in the class of the Fund assuming a 5% return each year, the hypothetical year-end balance before expenses and the cumulative return after fees and expenses. The chart also assumes that the annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses table, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.
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NATIONS CASH RESERVES -- MARSICO SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.55%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.45%            $10,445.00      $ 56.22
       2           10.25%            $11,025.00              9.10%            $10,909.80      $ 58.73
       3           15.76%            $11,576.25             13.95%            $11,395.29      $ 61.34
       4           21.55%            $12,155.06             19.02%            $11,902.38      $ 64.07
       5           27.63%            $12,762.82             24.32%            $12,432.03      $ 66.92
       6           34.01%            $13,400.96             29.85%            $12,985.26      $ 69.90
       7           40.71%            $14,071.00             35.63%            $13,563.10      $ 73.01
       8           47.75%            $14,774.55             41.67%            $14,166.66      $ 76.26
       9           55.13%            $15,513.28             47.97%            $14,797.08      $ 79.65
      10           62.89%            $16,288.95             54.56%            $15,455.55      $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $689.28

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